UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2014

United Dominion Realty, L.P.
(Exact name of registrant as specified in its charter)

Delaware	333-156002-01	54-1776887
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado	80129
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (720) 283-6120

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 29, 2014, UDR, Inc., a Maryland corporation (the “Company”), filed with the Securities and Exchange Commission a shelf registration statement on Form S-3 (File No. 333-197710) (the “Registration Statement”), and on July 30, 2014, the Company and United Dominion Realty, L.P., a Delaware limited partnership (the “Operating Partnership”) filed Post-Effective Amendment No.1 to the Registration Statement (the “Post-Effective Amendment”) in respect of certain of the Company’s and the Operating Partnership’s securities. In connection with filing the Registration Statement and the Post-Effective Amendment, the Company and the Operating Partnership entered into an amendment to the Third Amended and Restated Distribution Agreement dated September 1, 2011, for the offering, from time to time, of the Company’s medium term notes (the “Distribution Agreement”), and the Company entered into an amendment to the ATM Equity OfferingSM Sales Agreement dated April 4, 2012, for the offering, from time to time, of the Company’s common stock (the “Sales Agreement”). The purpose of the amendment to the Sales Agreement was to reference the Registration Statement in the agreement, and the purpose of the amendment to the Distribution Agreement was to reference the Registration Statement in the agreement and to change the definition of “the Agents” in the agreement.

A copy of the amendment to the Sales Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein. A copy of the amendment to the Distribution Agreement is attached hereto as Exhibit 1.2 and is incorporated by reference herein. The foregoing descriptions of the amendments to the Sales Agreement and the Distribution Agreeement are qualified in their entirety by reference to Exhibits 1.1 and 1.2.

Morrison & Foerster LLP issued its opinions with respect to the legality of the shares of common stock that may be issued pursuant to the Sales Agreement, as amended, and with respect to disclosure regarding certain U.S. federal income tax matters, which opinions are attached hereto and incorporated herein by reference as Exhibits 5.1 and 8.1, respectively. Kutak Rock LLP also issued its opinion with respect to certain U.S. federal tax matters regarding the Company’s REIT status, which opinion is attached hereto and incorporated herein by reference as Exhibit 8.2.

ATM Equity Offering is a service mark of Merrill Lynch & Co., Inc.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.         Description

1.1        Amendment No. 1 to the Sales Agreement.

1.2        Amendment No. 1 to the Distribution Agreement.

5.1         Opinion of Morrison & Foerster LLP.

8.1         Tax Opinion of Morrison & Foerster LLP.

8.2         Tax Opinion of Kutak Rock LLP.

23.1         Consent of Morrison & Foerster LLP (contained in Exhibits 5.1 and 8.1).

23.2         Consent of Kutak Rock LLP (contained in Exhibit 8.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Dominion Realty, L.P.
By: UDR, INC., its sole general partner

July 31, 2014	By:	/s/ Warren L. Troupe
Name: Warren L. Troupe
Title: Senior Executive Vice President

EXHIBIT INDEX

Exhibit No.         Description

1.1        Amendment No. 1 to the Sales Agreement.

1.2        Amendment No. 1 to the Distribution Agreement.

5.1         Opinion of Morrison & Foerster LLP.

8.1         Tax Opinion of Morrison & Foerster LLP.

8.2         Tax Opinion of Kutak Rock LLP.

23.1         Consent of Morrison & Foerster LLP (contained in Exhibits 5.1 and 8.1).

23.2         Consent of Kutak Rock LLP (contained in Exhibit 8.2).